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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 19, 2013
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On June 19, 2013, the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company (“Utility”) elected Richard C. Kelly to serve as a director of PG&E Corporation and the Utility, effective June 19, 2013.  Mr. Kelly also has been appointed to serve as a member of the Audit Committees of the PG&E Corporation and Utility Boards of Directors, as well as a member of the Nuclear, Operations, and Safety Committee of PG&E Corporation’s Board.  A copy of the related press release is attached to this report as Exhibit 99.1.  Mr. Kelly will participate in PG&E Corporation’s and the Utility’s standard compensation program for non-employee directors as described in PG&E Corporation’s and the Utility’s joint proxy statement filed with the Securities and Exchange Commission on March 25, 2013.

PG&E Corporation’s and the Utility’s Corporate Governance Guidelines require that at least 75% of each Board be composed of independent directors, defined as directors who (1) are neither current nor former officers or employees of, nor consultants to, PG&E Corporation or its subsidiaries, (2) are neither current nor former officers or employees of any other corporation on whose board of directors any officer of PG&E Corporation serves as a member, and (3) otherwise meet the definition of “independence” set forth in the applicable stock exchange rules.  The composition of PG&E Corporation’s and the Utility’s Boards of Directors currently meet the Corporate Governance Guidelines.

There are no arrangements or understandings pursuant to which Mr. Kelly was selected as a director of PG&E Corporation or of the Utility.  Mr. Kelly does not have any relationship or related transaction with PG&E Corporation or the Utility that would require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

To accommodate the election of Mr. Kelly, on June 19, 2013, the Boards of Directors of PG&E Corporation and the Utility adopted resolutions to amend each company’s respective Bylaws to increase the number of directors on each Board, effective June 19, 2013.  PG&E Corporation’s Bylaws were amended to change the number of directors from 12 to 13, and the Utility’s Bylaws were amended to change the number of directors from 13 to 14.  PG&E Corporation’s Bylaws state that the authorized number of directors may not be less than 7 nor more than 13, and the Utility’s Bylaws state that the authorized number of directors may not be less than 9 nor more than 17.  Each company’s Bylaws permit the Board of Directors to amend the respective company’s Bylaws to set the exact number of directors within the stated range.  The text of the amendment to PG&E Corporation’s Bylaws is attached to this report as Exhibit 99.2, and the text of the amendment to the Utility’s Bylaws is attached to this report as Exhibit 99.3.

Item 9.01.  Financial Statements and Exhibits

Exhibit 99.1	Press Release dated June 19, 2013
Exhibit 99.2	Text of the amendment to the Bylaws of PG&E Corporation effective June 19, 2013
Exhibit 99.3	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective June 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: June 20, 2013	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: June 20, 2013	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release dated June 19, 2013
Exhibit 99.2	Text of the amendment to the Bylaws of PG&E Corporation effective June 19, 2013
Exhibit 99.3	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective June 19, 2013